UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 23, 2005


                         RIO VISTA ENERGY PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


          Delaware               000-50394               20-0153267
          (State of              (Commission             (IRS Employer
          Organization)          File Number)            Identification No.)


          820 Gessner Road, Suite 1285
          Houston, Texas                                  77024
          (Address of principal executive offices)        (Zip Code)

                                 (713) 467-8235
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 23, 2005, Rio Vista Energy Partners L.P. issued a press release regarding its estimated results of operations for the fiscal year ended December
31,  2004.   The  press  release  is  attached  hereto  as  Exhibit  99.1.

Item 9.01.  Financial Statements And Exhibits

     (c)     Exhibits

             99.1  Press release dated February 23, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RIO VISTA ENERGY PARTNERS L.P.

                                      By:  Rio Vista GP LLC, its General Partner

                                           By:  /s/ Ian T. Bothwell
                                              ---------------------------------
                                           Name:  Ian T. Bothwell
                                           Title: Vice President,
                                                  Chief Financial Officer,
                                                  Treasurer, and Assistant
                                                  Secretary, (Principal
                                                  Financial and Accounting
                                                  Officer)

Date:  February 23, 2005


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                                  EXHIBIT INDEX


Exhibit No.           Description                                       Page No.
-----------           -----------                                       --------

       99.1           Press Release dated February 23, 2005                    5


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